UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                -----------------


Date of Report (Date of earliest event reported): October 6, 2005


                        Defense Technology Systems, Inc.
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             (Exact name of registrant as specified by its charter)

        Delaware                      1-9263                   11-2816128
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(State or other Jurisdiction  (Commission File Number)  (IRS Employer
of Incorporation)                                         Identification Number)

                                275K Marcus Blvd.
                            Hauppauge, New York 11788
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                    (Address of Principal Executive Offices)

                                 (631) 951-4000
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                (Issuer's Telephone Number, Including Area Code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

     Defense Technology Systems Inc Outlines Turnaround Strategy in Message from the Board of Directors


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of business acquired.

Not applicable.

     (b) Pro forma financial information.

Not applicable.

     (c) Exhibits.

Exhibit No.     Description
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20.5  *        Correspondence from Defense Technology Systems Inc. management to the shareholders addressing turnaround strategy.

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* Filed herewith.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 5, 2005
                                      DEFENSE TECHNOLOGY SYSTEMS, INC.

                                      By: /s/ Philip J. Rauch
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                                          Philip J. Rauch
                                          Chief Operating  & Financial Officer